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                                                               EXHIBIT 10.1

                             1988 STOCK OPTION PLAN
                                      FOR
                                 KEY EMPLOYEES


     1.   Purpose.  The purpose of this Stock Option Plan for Key Employees
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("Plan") is to provide additional incentive to key employees (the said term hereinafter including officers for the purpose of the Plan) of Sanchez Computer Associates, Inc. ("Corporation") or of other corporations ("Subsidiary" or "Subsidiaries") in which stock possessing more than 50% of the total combined voting power of all classes of stock is owned by the Corporation or any Subsidiary, whose judgment, initiative, and efforts are responsible for the successful operation of the Corporation's business and to increase their proprietary interest in the success of the enterprise to the benefit of the Corporation and its stockholders.


     2.   Definitions.  When used in this Plan, unless the context otherwise
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requires.

          (a) "Options" shall mean the stock options issued pursuant to this Plan.

          (b) "President" shall mean the person who, at the time, shall be the President of the Corporation.

          (c) "Share" shall mean a share of the Common Stock of the Corporation.

     3.   Administration.  The Plan shall be administered by a committee
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("Committee") of at least two but not more than five members of the Board of
Directors of the Corporation appointed by the Chairman of the Board of Directors. Until the Committee has been appointed, all of the members of the Board of Directors shall constitute the Committee. Vacancies which may occur in the membership of the Committee shall be filled by appointment by the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     4.   Eligible Employees.  The key employees of the Corporation or of any
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Subsidiary who, in the opinion of the Committee, are from time to time responsible for the management, growth and protection of the business of the Corporation or of such Subsidiaries (including Officers and Directors who are salaried employees of the Corporation or any Subsidiary) shall be eligible to be granted Options to purchase shares of the Common Stock of the Corporation under the Plan. From such eligible key employees, the Committee shall, from time to time, recommend to the Board of Directors those to whom Options should be granted, the number and the type of shares to be covered by such Options, the time and dates at which such Options shall be granted and exercisable, and whether the options are subject to the election of "Incentive Stock Option" treatment ("ISO treatment") in accordance with the terms of Section 422A of the
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1988 STOCK OPTION PLAN
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Internal Revenue Code of 1954 (the "Code"), as amended by the Tax Reform Act of
1986 ("1986 Act"). The ultimate determination of the foregoing shall be made by the Board of Directors.

     Notwithstanding the foregoing, no Option shall be granted to a person who owns (within the meaning of Section 422 A(b)(6) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or of any parent or Subsidiary (as defined in Section 425 of the Code) of the Corporation; provided that, the stock ownership limitation will be waived if the Option price is at least 110% of the fair market value (at the time the option is granted) of the stock subject to the Option and the exercise term does not exceed 5 years from date of grant.


     5.   Amount of Stock.  The stock to be offered for purchase pursuant to
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Options granted under this Plan shall be Treasury or authorized but unissued shares of Common Stock of the Corporation of no par value and the total number of such shares which may be issued pursuant to Options under this Plan shall not exceed 50,000 shares of the Corporation's common stock, provided that, in the event of any subdivision or consolidation of shares or other capital adjustment affected in connection with a merger or consolidation, or otherwise, or the payment of a stock dividend or other increase or reduction in the number of shares of Common Stock outstanding without the Corporation receiving consideration therefor in money, services, or property, such number of Option Shares of Common Stock as then remain unissued shall be proportionately increased or reduced or appropriately adjusted, as the case may be. If any unexercised Options lapse or terminate for any reason, the shares covered thereby may again be optioned. More than one Option may be granted to one person, provided that each Option or portion thereof is clearly identified for the purpose of ISO treatment in accordance with Section 422A of the Code.


     6.   Stock Option Agreement.  Each Option granted under this Plan shall be
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evidenced by a Stock Option agreement ("Agreement"), which Agreement shall be executed by the Corporation and by the person to whom the Option is granted ("Optionee"). The Agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee subject to the approval of the Board of Directors. Such terms and provisions may vary between Optionees or as to the same Optionee to whom more than one Option may be granted. The Agreement shall be signed by the President or such other officer as may be designated by the Committee, attested to by the Treasurer or Secretary of the Corporation and having the seal of the Corporation affixed thereto.
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1988 STOCK OPTION PLAN
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     7.   Option Price.  The purchase price under each Option granted hereunder
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shall be determined by the Board of Directors, but in no event shall be less than an amount equal to the fair market value of the shares at the time of the granting of the Option as determined by the Board of Directors in accordance with the provisions of the Code and the regulations promulgated thereunder. The Option price of each share purchased pursuant to each Option shall be paid in full at the time of such purchase in cash.


     8.   Term and Exercise of Option.  Each Option shall expire not more than
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ten years from the date it is granted.  The date of the grant of an Option shall be the date of adoption by the Board of Directors of a resolution making the grant.

     The Options shall be exercisable by the holders in whole or in part from time to time within the term of the Option, in such manner as may be determined by the Committee, provided, however, that no Option shall be exercisable prior to one year from the date it is granted. Except as provided in Section 10, no Option shall be exercised unless at the time of such exercise the Optionee is then an employee of the Corporation or any Subsidiary.


     9.   Maximum Value of Options.  The aggregate fair market value of the
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Shares determined as of the date of grant, for which any employee may exercise an "incentive" stock option" (as defined in Section 422 A(b) of the Code as amended by the 1986 Act), for the first time during any calendar year under this Plan and any other plan of the Corporation or any parent Subsidiary corporation of the Corporation shall not exceed $100,000.


     10.  Termination of Employment
          -------------------------

          (a) Except as set forth below, in the event of termination (voluntary or involuntary) for any reason of the holder's employment by the Corporation, any unexercised Option shall not be exercisable by the Optionee at any time subsequent to the date of such termination.

          (b) If, however, the termination of employment is due to the disability of the Optionee (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion), the holder shall have the privilege of exercising the unexercised Option to the extent such option was exercisable on the date of such termination due to disability, within three
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1988 STOCK OPTION PLAN
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(3) months of such date, but in no event shall any Option be exercisable after the expiration of its term.

          (c) If, however, the termination of employment is due to death of the Optionee while in the employ of the Corporation or a Subsidiary, the estate of the holder or the person or persons who acquired the right to exercise such Option by bequest or inheritance, shall have the privilege of exercising the unexpired Option, to the extent such Option was exercisable on the date of such termination due to death, within three months of such date, but in no event shall any Option be exercisable after the expiration of its term.

          (d) If, however, the termination of employment is due to the normal or early retirement of the Optionee, the holder shall have the privilege of exercising the unexercised Option, to the extent such Option was exercisable on the date of such termination due to normal or early retirement, within three months of such date, but in no event shall any Option be exercisable after the expiration of its term.

          (e) If, however, the Optionee dies within three months after normal or early retirement, the estate of the holder or the person or persons who acquired the right to exercise such Option by bequest or inheritance, shall have the privilege of exercising the unexpired Option, to the extent such Option was exercisable on the date of such termination due to normal or early retirement, within three months of the Optionee's death, but in no event shall any Option be exercisable after the expiration of its term.


     11.  Non-Assignability.  Each Option granted under the Plan shall be
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nontransferable by the Optionee except by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by him.


     12.  Restrictions on Transfer.
          -------------------------

          (a) The Corporation shall have the right of first refusal to repurchase any shares offered for sale by the Optionee, his executor, administrator, or beneficiaries, which shares were issued to the Optionee pursuant to one or more Options granted to the Optionee under this Plan. Such offer shall be communicated to the Corporation by written notice, stipulating the terms and conditions of such offer therein, forwarded by registered or certified mail. In the event that such offer shall not be accepted by written notice forwarded by registered mail no later than 30 days after the date of the receipt of the offer, the Optionee, his executor, administrator or beneficiaries may only dispose of the shares offered to any other person, firm or corporation, who at the time of said transfer is either a shareholder or option holder of the
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1988 STOCK OPTION PLAN
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Corporation in good standing, except that the subsequent transfer of such shares shall not be on the terms more favorable to the transferee than the terms upon which the shares were originally offered to the Corporation. If, within 60 days after the expiration of the 30 day period of any offer made hereunder, the Optionee, his executor, administrator, or beneficiaries offering to sell any shares issued hereunder, shall fail to consummate a sale thereof to any other purchaser, then no sale of such shares may be made thereafter by the offer or without again reoffering the same to the Corporation in accordance with the provisions of this subparagraph.

          (b) In the event of any termination of Optionee's employment, the Corporation shall have the right to repurchase all shares issued to the Optionee under this Plan at book value at the date of termination but not less than the Optionee's cost. The book value per share shall be calculated from the most recent quarterly financial statement of the Corporation.

          (c) The right of first refusal and buy-back rights shall terminate when the Corporation has made a public offering of its Common Stock pursuant to the Securities Act of 1933, as amended.

          (d) The right of first refusal and buy-back rights granted to the Corporation pursuant to subparagraph 12.(a) above shall not be construed as an absolute obligation on the part of the Corporation to repurchase any shares tendered.

          (e) Each certificate for shares issued by the Company to the Buyer shall bear an appropriate legend that the transfer of such shares is restricted by the provisions of this Plan.


     13.  Issuance of Shares and Compliance with Securities Acts.  Within a
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reasonable time after exercise of an Option, the Corporation shall cause to be delivered to the employee a certificate for the Shares purchased pursuant to the exercise of the Option. At the time of any exercise of any Option, the Corporation may, if it shall deem it necessary and desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, require the Optionee to represent in writing to the Corporation that it is his then intention to acquire the Common Stock for investment and not with a view to distribution thereof and that such Optionee will not dispose of such shares in any manner that would involve a violation of applicable securities laws. In such event, no shares shall be issued to such holder unless and until the Corporation is satisfied with the correctness of such representation. Certificates for Shares issued pursuant to the exercise of Options may bear an appropriate securities law legend.


     14.  Rights as a Shareholders.  An Optionee shall have no rights as a
          -------------------------
shareholder
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1988 STOCK OPTION PLAN
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with respect to Shares covered by his Option until the date of the issuance or transfer of the Shares to him and only after such Shares are fully paid. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance or transfer.


     15.  Stock Adjustments.  In the event that each of the outstanding shares
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of Common Stock (except shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any Option granted pursuant to this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (except shares held by dissenting shareholders) shall be so changed or for which each such share shall be exchanged.

     In the event of any stock dividend, split-up, combination or exchange of shares or recapitalization or change in capitalization, then the number of any kind of shares that are then subject to an outstanding Option and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate purchase price to be paid therefor upon exercise of the Option, and the number and kind of shares that may be made the subject of Options to be granted pursuant to the Plan shall be similarly adjusted.

     In the event that there shall be any change, other than as specified above, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such Common Stock shall have been changed for which it shall have been exchanged or in the event of a dividend to holders of Common Stock payable other than in cash or stock of the Corporation, then if the Board of Directors in its sole discretion shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore appropriated for the purposes of the Plan but not yet covered by an Option or an adjustment with respect to the number, price or kind of shares then subject to an Option or Options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan.

     If the Corporation shall distribute to its stockholders the stock of a Subsidiary, or transfer assets to another corporation and distribute the stock of such other corporation, in either case without the surrender of Common Stock of the Corporation, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of the applicable provisions of the Code, then in such event, the cash consideration payable under the terms of each outstanding Option shall be reduced by an amount which bears the same ratio to such consideration as the market value of the stock distributed in respect of a share of the Common Stock of the Corporation, immediately following the distribution, bears to the aggregate of the market values
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1988 STOCK OPTION PLAN
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at such time of a share of the Common Stock of the Corporation and the stock distributed in respect thereof.

          Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to each Option


     16.  Termination and Amendment of the Plan.
          --------------------------------------

          (a) Subject to the right of the Board of Directors to terminate the Plan prior thereto, the Plan shall terminate on, and no Options shall be granted hereunder after January 13, 1998. The Board of Directors shall have power at any time, in its discretion, to amend, abandon or terminate the Plan, in whole or in part, provided that no such action shall affect any Options theretofore granted and then outstanding under the Plan, and provided that no such amendment shall change the maximum number of shares which may be issued under the Plan, either in aggregate or to any one individual, or the class of employees eligible to participate in the Plan.

          (b) Any amendment which (1) materially reduces the price at which Options may be granted, (2) materially increases the number of Shares which may be offered, (3) materially modifies the requirement as to persons eligible to receive Options, or (4) permits the granting of Options to purchase Shares in excess of the limit provided in Section 5 shall not be effective unless approved by the shareholders of the Corporation at any meeting called for such purpose or by the unanimous consent of the shareholders.


     17.  Interpretation.  A determination of the Board of Directors or the
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Committee as to any question which may arise with respect to the interpretation of the provisions of this Plan or any Options shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any employee, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Board of Directors may have determined or approved pursuant to this Plan. The Board of Directors may consult with legal counsel who may be counsel to the Corporation and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.
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1988 STOCK OPTION PLAN
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     18.  Adoption by Board of Directors and Approval by Stockholders.  This
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plan is subject to the approval of its adoption by a majority of the shareholders of the Corporation on or prior to January 12, 1988. Any Option granted hereunder prior to such approval shall be granted subject to and conditioned upon such approval.